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                                PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of December 23, 2005 among PRG-SCHULTZ USA, INC., a Georgia corporation (the "Borrower"), PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation (the "Parent"), certain of the Domestic Subsidiaries of the Parent (such Domestic Subsidiaries, together with the Parent, individually a "Guarantor", and collectively the "Guarantors"; the Guarantors together with the Borrower, individually a "Pledgor", and collectively the 'Pledgors") and Blum Strategic Partners II, L.P., as the collateral agent for the Lenders referred to below (in such capacity together with its successors and permitted assigns, the "Collateral Agent").

                                    RECITALS

          WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders") and the Collateral Agent, each of the Lenders, severally and not jointly or jointly and severally, has agreed to make the Loans upon the terms and subject to the conditions set forth therein; and

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make the Loans under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the benefit of the Lenders.

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. Definitions.

               (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof (the "UCC"), are used herein as so defined: Accession, Financial Asset, Proceeds and Security.

               (b) In addition, the following term shall have the following meaning:

          "Secured Obligations": means, without duplication, (i) all of the obligations of the Credit Parties to the Collateral Agent and the Lenders, under the Credit Agreement or any other Credit Document (including, but not limited to, any interest accruing after the commencement of a proceeding by or against any Credit Party under any Debtor Relief Laws, regardless of whether such interest is an allowed claim under such proceeding), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, created, held or acquired, whether primary, secondary, direct, contingent,

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or joint and several, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time and (ii) all costs and expenses incurred in connection with enforcement and collection of the obligations described in the foregoing clause (i), including Attorney Costs.

          2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Pledgor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent, in each case, for the benefit of the Lenders, a continuing security interest in, and a right to set-off against, any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

               (a) Pledged Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock owned by such Pledgor of each Domestic Subsidiary of such Pledgor set forth on
          Schedule 2(a) attached hereto and (ii) 66% of the issued and outstanding shares of Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") owned by such Pledgor of each Material Foreign Subsidiary set forth on
          Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the Capital Stock described in Section 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

                    (A) all shares, securities, membership interests or other
               equity interests representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                    (B) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving entity, all Capital Stock of the successor entity formed by or resulting from such consolidation or merger.

               (b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock owned by such Pledgor of any Person which hereafter becomes a Domestic Subsidiary of such Pledgor and 66% of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person which hereafter becomes a Material Foreign Subsidiary of such Pledgor,


                                        2

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          including, without limitation, the certificates (or other agreements or instruments) representing such Capital Stock.

               (c) Accessions and Proceeds. All Accessions and Proceeds of the foregoing, however and whenever acquired and in whatever form.

          Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Capital Stock to the Collateral Agent (or its designee) as collateral security for the Secured Obligations. Upon delivery to the Collateral Agent (or its designee), such additional Capital Stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional Capital Stock.

          3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Secured Obligations.

          4. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

               (a) Delivery of Certificates. Each Pledgor shall, deliver to the Collateral Agent (or its designee) (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Collateral Agent (or its designee), all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Collateral Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

               (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, or other equity interests, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Collateral Agent (or its designee) in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Collateral


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

          Agent (or its designee) as Pledged Collateral and as further collateral security for the Secured Obligations.

               (c) Financing Statements. Each Pledgor authorizes the Collateral Agent to file one or more financing statements disclosing the Collateral Agent's security interest in the Pledged Collateral (including any financing statement indicating that the Collateral is "all assets" or "all personal property" or words of similar effect or describing or identifying the Collateral by type or in any manner as the Collateral Agent may determine). Each Pledgor agrees to execute and deliver to the Collateral Agent such financing statements and other applicable financing statements as may be reasonably requested by the Collateral Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

          5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Collateral Agent and each Lender, that so long as any of the Secured Obligations remain outstanding or any Credit Document is in effect:

               (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and, except for Pledged Shares which are shares (the "ULC Shares") in PRG-Schultz Canada Corp. ("PRG-Schultz Canada"), a Nova Scotia unlimited liability company (the "ULC"), nonassessable and are not subject to the preemptive rights of any Person. All other Capital Stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and, except for Pledged Shares which are ULC Shares, nonassessable and not subject to the preemptive rights of any Person.

               (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") with respect to the Pledged Shares of such Pledgor.

               (c) Exercising of Rights. Neither the exercise by the Collateral Agent or any Lender of its rights and remedies hereunder nor the execution, delivery or performance of this Agreement by the Pledgor will violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

               (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Shares is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement (except as have already been obtained) or (ii) for the exercise by the Collateral Agent or any Lender of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

               (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Lenders, in the Pledged Collateral. The delivery to the Collateral Agent (or its designee) of certificates evidencing the Pledged Collateral, together with duly executed stock powers in respect thereof, will perfect and establish the first priority (subject in priority solely to the Liens in favor of the Working Capital Lender) of the Collateral Agent's security interest in any certificated Pledged Collateral that constitutes a Security. The filing of appropriate UCC financing statements in the appropriate filing offices in the jurisdiction of organization of the applicable Pledgor or obtaining "control" over such interests in accordance with the provisions of Section 8-106 of the UCC will perfect and establish the first priority (subject in priority solely to the Liens in favor of the Working Capital Lender) of the Collateral Agent's security interest in any uncertificated Pledged Collateral that constitutes a Security. The filing of appropriate UCC financing statements in the appropriate filing offices in the jurisdiction of organization of the applicable Pledgor will perfect and establish the first priority (subject in priority solely to the Liens in favor of the Working Capital Lender) of the Collateral Agent's security interest in any Pledged Collateral that does not constitute a Security. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

               (f) Partnership and Membership Interests. Except as previously disclosed to the Lenders, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

               (g) No Other Interests. No Pledgor owns any Capital Stock in any Subsidiary other than as set forth on Schedule 2(a) attached hereto.

          6. Covenants. Each Pledgor hereby covenants, that so long as any of the Secured Obligations remain outstanding or any Credit Document is in effect, such Pledgor shall:

               (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Collateral Agent pursuant to this Pledge Agreement.

               (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

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               (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be reasonably necessary and desirable or that the Collateral Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including without limitation any and all action necessary to reasonably satisfy the Collateral Agent that the Collateral Agent has obtained a first priority (subject in priority solely to the Liens in favor of the Working Capital Lender) perfected security interest in any Capital Stock); (ii) enable the Collateral Agent or any Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and
          (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation, and if requested by the Collateral Agent, delivering to the Collateral Agent (or its designees) irrevocable proxies in respect of the Pledged Collateral of such Pledgor upon the occurrence of and during the continuation of an Event of Default.

               (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto.

               (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

               (f) Issuance or Acquisition of Capital Stock. Not, without executing and delivering, or causing to be executed and delivered, to the Collateral Agent (or its designees) such agreements, documents and instruments as the Collateral Agent may reasonably require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset.

               (g) Authorization. Authorize the Collateral Agent to prepare and file such financing statements (including renewal statements), amendments and supplements or such other instruments as the Collateral Agent may from time to time reasonably deem necessary, appropriate or convenient in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.

          7. Advances by Collateral Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Collateral Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Collateral Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate specified in Section 3.1 of the Credit Agreement. No such performance of any covenant or agreement by the Collateral Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any other documents relating to the Secured Obligations. The Collateral Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

          8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

          9. Remedies.

               (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent shall have,
          (i) in respect of the Pledged Collateral of any Pledgor, except for Pledged Collateral consisting of ULC Shares, in addition to the rights and remedies provided herein, in any other documents relating to the Secured Obligations, in the Credit Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law and (ii) in respect of any PRG-Schultz Canada's Pledged Collateral consisting of ULC Shares, the rights and remedies described in this
          Section 9.

               (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section 9 and without notice, the Collateral Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Collateral Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, the Collateral Agent and any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 10.1 of the Credit Agreement at least 10


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          days before the time of such sale. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Collateral Agent may, in such event, bid for the purchase of such securities.

               (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Collateral Agent (for the ratable benefit of the Lenders) may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent shall have provided such notices, however, the Collateral Agent shall not be deemed to have accepted or retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

               (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate specified in
          Section 3.1 of the Credit Agreement, together with the costs of


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          collection and the reasonable fees of any attorneys employed by the
          Collateral Agent or any Lender to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

          10. Rights of the Collateral Agent.

               (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Collateral Agent and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions (in the case of PRG-Schultz Canada's Pledged Collateral consisting of ULC Shares, such actions to be taken in the name of PRG-Schultz Canada and not in the Collateral Agent's own behalf) upon the occurrence and during the continuance of an Event of Default:

                         (i) to demand, collect, settle, compromise, adjust and
                    give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Collateral Agent may reasonably determine;

                         (ii) to commence and prosecute any actions at any court
                    for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                         (iii) to defend, settle or compromise any action
                    brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                         (iv) to pay or discharge taxes, liens, security
                    interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                         (v) to direct any parties liable for any payment under
                    any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                         (vi) to receive payment of and receipt for any and all
                    monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                         (vii) to sign and endorse any drafts, assignments,
                    proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;


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

                    (viii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem reasonably appropriate;

                    (ix) to execute and deliver all assignments, conveyances,
               statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may reasonably determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                    (x) to exchange any of the Pledged Collateral of such
               Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Collateral Agent may reasonably determine;

                    (xi) to vote for a shareholder resolution, or to sign an
               instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral of such Pledgor into the name of the Collateral Agent into the name of any transferee to whom the Pledged Collateral of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

                    (xii) to do and perform all such other acts and things as
               the Collateral Agent may reasonably deem to be necessary or proper in connection with the Pledged Collateral of such Pledgor.

          This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain outstanding or any Credit Document is in effect. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

               (b) Performance by the Collateral Agent of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection


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

          therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 26 hereof.

               (c) Assignment by the Collateral Agent and the Lenders. The Collateral Agent and each Lender may from time to time assign the Secured Obligations and any portion thereof in accordance with the Credit Agreement and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent or such Lender, as applicable, under this Pledge Agreement in relation thereto.

               (d) The Collateral Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Collateral Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

               (e) Voting Rights in Respect of the Pledged Collateral.

                         (i) So long as no Event of Default shall have occurred
                    and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

                         (ii) Upon the occurrence and during the continuance of
                    an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon become vested in the Collateral Agent which shall then have the sole right to exercise such voting and other consensual rights.

               (f) Dividend Rights in Respect of the Pledged Collateral.

                         (i) So long as no Event of Default shall have occurred
                    and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                         (ii) Upon the occurrence and during the continuance of
                    an Event of Default:

                              (A) all rights of a Pledgor to receive the
                         dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection shall cease and all such rights shall thereupon be vested in the Collateral Agent (or its designee) which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                              (B) all dividends and interest payments which are
                         received by a Pledgor contrary to the provisions of paragraph (A) of this subsection shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Collateral Agent (or its designee) as Pledged Collateral in the exact form received, to be held by the Collateral Agent (or its designee) as Pledged Collateral and as further collateral security for the Secured Obligations.

               (g) Release of Pledged Collateral. The Collateral Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien (subject in priority solely to the Liens in favor of the Working Capital Lender) on all Pledged Collateral not expressly released or substituted.

          11. Exception for Unlimited Liability Company Shares. Notwithstanding anything contained in this Pledge Agreement to the contrary, with respect to the Pledged Collateral that constitutes the ULC Shares, subsections 10(e) and 10(f) shall not apply to such ULC Shares, and neither the Collateral Agent nor any person other than the PRG-Schultz Canada shall become or deemed to become members or shareholders of the ULC for the purposes of the Companies Act (Nova Scotia) pursuant to this Pledge Agreement until such time as notice is given to the PRG-Schultz Canada and further steps are taken under this Pledge Agreement to register the Collateral Agent or its nominee as holder of the ULC Shares. No provision in this Pledge Agreement or actions taken by the Collateral Agent pursuant to this

Pledge Agreement which might provide or be deemed to provide otherwise than as set forth above or which might provide or be deemed to provide the Collateral Agent any other ownership or indicia of ownership of the ULC shall apply in respect of ULC Shares except as set forth in the final sentence of this Section
11. To the extent that any provision of this Pledge Agreement would have the effect of constituting the Collateral Agent as a member of the ULC prior to the time of the re-registration of the shares in its name or that of its nominee, such provision shall be severed herefrom and rendered ineffective with respect to (but only with respect to) Pledged Collateral comprising the ULC Shares and without otherwise invalidating or rendering unenforceable this Pledge Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Collateral that is not comprised of the ULC Shares. Without limiting the generality of the foregoing and notwithstanding anything to the contrary in this Pledge Agreement with respect to the ULC Shares only, neither PRG-Schultz Canada nor the ULC, the issuer of the ULC Shares, shall, or shall be obliged to, cause or permit the Collateral Agent to be, or to be deemed to be or entitled to, (i) be registered as shareholder or member, or apply to be registered as shareholder or member of the ULC other than upon the enforcement of rights' described in the final sentence of this Section 11 upon the giving of notice;
(ii) be referred to in any notation entered in any share register in respect of ULC Shares; (iii) be held out as shareholder or member of the ULC; or (iv) to act as shareholder or member of the ULC, or obtain, exercise or attempt to exercise any rights of a shareholder or member including, without limitation, the right to attend a meeting of, or to vote the shares of, the ULC or to receive (other than to hold as Pledged Collateral), any dividend or other distribution in respect of ULC Shares. The foregoing limitations shall not restrict the Collateral Agent from exercising the rights, powers and remedies which it is entitled to exercise under Section 9 of this Pledge Agreement in respect of any Pledged Collateral constituting the ULC Shares at any time that the Collateral Agent shall be entitled to realize on all or any portion of the Pledged Collateral pursuant to the security interests and pledges granted by this Pledge Agreement, provided that no such exercise shall occur, or be deemed to have occurred, prior to the provision to PRG-Schultz Canada by the Collateral Agent of prior written notice of the Collateral Agent's intention to exercise such rights, powers and remedies.

          12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Collateral Agent or the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.3 of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent and the Lenders shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's and the Lenders' sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

          13. Costs of Counsel. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of (a) the Collateral Agent and each Lender, as required under Section 10.4 of the Credit Agreement and (b) of the Collateral Agent as the incurrence of such costs and expenses are reasonably necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

          14. Continuing Agreement.

               (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding and the Credit Document shall not have been terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Collateral Agent shall, upon the request and at the expense of the Pledgors, forthwith promptly release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

               (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

          15. Amendments; Waivers: Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Collateral Agent and each of the Obligors.

          16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the Collateral Agent, for the ratable benefit of the Lenders and each of their respective successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Required Lenders. To the fullest extent permitted by law, each Pledgor hereby releases the Collateral Agent and each Lender, and their successors and assigns and their respective officers, attorneys, employees and agents, from any liability for any act or omission or any error of judgment or mistake of fact or of law relating to this Pledge Agreement or the Collateral, except as set forth in Section 10 hereof and except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent or any Lender, respectively, or its officers, employees or agents.

          17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 10.1 of the Credit Agreement.

          18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

          19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

          20. Governing Law; Submission to Jurisdiction; Venue.

               (a) THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE COLLATERAL AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, EACH CREDIT PARTY, EACH LENDER AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH CREDIT PARTY, EACH LENDER AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CON VENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY CREDIT DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH CREDIT PARTY, EACH LENDER AND THE COLLATERAL AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

          21. Waiver of Jury Trial. EACH PARTY TO THIS PLEDGE AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS PLEDGE AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS PLEDGE AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE

WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS PLEDGE AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          22. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

          23. Entirety. This Pledge Agreement, the other Credit Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, any other documents relating to the Secured Obligations or the transactions contemplated herein and therein.

          24. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, and the other Credit Documents.

          25. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent shall, subject in priority solely to the Liens in favor of the Working Capital Lender, have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent has the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Collateral Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's rights or the Secured Obligations under this Pledge Agreement, under any other of the Credit Documents or under any other documents relating to the Secured Obligations.

          26. Joint and Several Obligations of Pledgors.

               (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Collateral Agent and the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

               (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement, and the other Credit Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

               (c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents, the obligations of each Guarantor under the Credit Agreement, the other Credit Documents and the documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligation subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

          27. Intercreditor Agreement. Notwithstanding anything to the contrary in this Pledge Agreement, (i) the rights of each Pledgor, the Collateral Agent and the Lenders under this Pledge Agreement are subject to the terms of the Intercreditor Agreement, (ii) any obligation of any Pledgor in this Pledge Agreement that requires delivery of Pledged Collateral to, possession or control of Pledged Collateral with, the pledge, assignment, endorsement or transfer of Pledged Collateral to or the registration of Pledged Collateral in the name of, the Collateral Agent shall be deemed complied with and satisfied if such delivery of Pledged Collateral is made to, such possession or control of Pledged Collateral is with, or such Pledged Collateral be assigned, endorsed or transferred to or registered in the name of, the Working Capital Lender, and
(iii) in the event of a direct conflict between the terms and provisions of this Pledge Agreement and the terms and provisions of the Intercreditor Agreement, it is the intention of each Pledgor, the Collateral Agent and the Lenders that such provisions shall be read together and construed, to the fullest extent possible, to be in concert with each other; however, in the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Intercreditor Agreement shall control and, in such case, no Pledgor shall be in breach of its obligations under this Pledge Agreement as a result of complying with the terms and provisions of the Intercreditor Agreement; provided that, notwithstanding the foregoing, nothing contained in this Section 27 shall limit or otherwise adversely effect the grant of a lien on or a security interest in any Pledged Collateral under Section 2 of this Pledge Agreement.

                  [remainder of page intentionally left blank]

          Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGORS:                               PRG-SCHULTZ USA, INC.,
                                        a Georgia corporation


                                        By: s/
                                            ------------------------------------
                                        Name: James E. Moylan, Jr.
                                        Title: Executive Vice President
                                               - Finance, Chief Financial
                                               Officer and Treasurer


                                        PRG SCHULTZ INTERNATIONAL, INC.,
                                        a Georgia corporation


                                        By: s/
                                            ------------------------------------
                                        Name: James E. Moylan, Jr.
                                        Title: Executive Vice President
                                               - Finance, Chief Financial
                                               Officer and Treasurer


                                        PRGFS, INC.,
                                        PRGLS, INC.
                                        Each a Delaware corporation


                                        By: s/
                                            ------------------------------------
                                        Name: James E. Moylan, Jr.
                                        Title: Executive Vice President
                                               - Finance


                                        PRGFS, INC., a Delaware corporation


                                        By: s/
                                            ------------------------------------
                                        Name: James B. McCurry
                                        Title: President


                                        PRG HOLDING CO. (FRANCE) NO. 1, LLC,
                                        PRG HOLDING CO. (FRANCE) NO.2, LLC,
                                        Each a Delaware limited liability
                                        company


                                        By: s/
                                            ------------------------------------
                                        Name: James E. Moylan, Jr.
                                        Title: Executive Vice President
                                               - Finance, Chief Financial
                                               Officer and Treasurer

                                        THE PROFIT RECOVERY GROUP ASIA, INC.,
                                        PRG-SCHULTZ CANADA, INC.,
                                        THE PROFIT RECOVERY GROUP NEW ZEALAND,
                                           INC.,
                                        THE PROFIT RECOVERY GROUP NETHERLANDS,
                                           INC.,
                                        THE PROFIT RECOVERY GROUP MEXICO, INC.
                                        PRG-SCHULTZ FRANCE, INC.,
                                        PRG-SCHULTZ AUSTRALIA, INC.,
                                        PRG-SCHULTZ BELGIUM, INC.,
                                        PRG-SCHULTZ CHILE, INC.,
                                        THE PROFIT RECOVERY GROUP GERMANY, INC.,
                                        PRG INTERNATIONAL, INC.,
                                        PRG-SCHULTZ SWITZERLAND, INC.,
                                        THE PROFIT RECOVERY GROUP SOUTH AFRICA,
                                           INC.,
                                        THE PROFIT RECOVERY GROUP SPAIN, INC.,
                                        THE PROFIT RECOVERY GROUP ITALY, INC.,
                                        PRG-SCHULTZ SCANDINAVIA, INC.,
                                        PRG-SCHULTZ PORTUGAL, INC.,
                                        PRG-SCHULTZ JAPAN, INC.,
                                        THE PROFIT RECOVERY GROUP COSTA RICA,
                                           INC.,
                                        PRG-SCHULTZ PUERTO RICO, INC.,
                                        PRG USA, INC.,
                                        PRG-SCHULTZ EUROPE, INC.,
                                        EACH A GEORGIA CORPORATION


                                        By: s/
                                            ------------------------------------
                                        Name: James E. Moylan, Jr.
                                        Title: Executive Vice President
                                               - Finance, Chief Financial
                                               Officer and Treasurer


                                        HS&A ACQUISITION - UK, INC.,
                                        a Texas corporation


                                        By: s/
                                            ------------------------------------
                                        Name: James E. Moylan, Jr.
                                        Title: Executive Vice President
                                               - Finance, Chief Financial
                                               Officer and Treasurer

COLLATERAL AGENT:                       BLUM STRATEGIC PARTNERS II, L.P.


                                        By: s/
                                            ------------------------------------
                                        Name: Jose Medeiros
                                        Title: Partner

                                  Schedule 2(a)

                                       to

                                Pledge Agreement

                          dated as of December __, 2005

                           in favor of [____________]

                               as Collateral Agent

                                  PLEDGED STOCK

PLEDGOR: [EACH PLEDGOR]

                     Number of   Certificate   Percentage
Name of Subsidiary     Shares       Number      Ownership
------------------   ---------   -----------   ----------


[EACH SUBSIDIARY OF
SUCH PLEDGOR]

                                  Exhibit 4(b)

                                       to

                                Pledge Agreement

                          dated as of December __, 2005

                           in favor of [____________]

                               as Collateral Agent

                             IRREVOCABLE STOCK POWER

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to __________________________________ the following shares of capital stock of ________________________ - ______________ corporation:

No. of Shares   Certificate No.
-------------   ---------------


and irrevocably appoints ____________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

                                        a _______________________ corporation

                                        _________________________,

                                        a ________________________ corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------